                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SD1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[113,516,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-SD1


                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                OCTOBER [3], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SERIES 2005-SD1
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                  $17,855,138
Aggregate Original Principal Balance                                     $18,216,184
Number of Mortgage Loans                                                     758

                                                      MINIMUM              MAXIMUM                   AVERAGE (1)
                                                      -------              -------                   -----------
Original Principal Balance                             $4,695             $182,000                     $24,032
Outstanding Principal Balance                          $3,297             $181,013                     $23,556

                                                      MINIMUM              MAXIMUM              WEIGHTED AVERAGE (2)
                                                      -------              -------              --------------------
Original Term (mos)                                      60                  360                         237
Stated remaining Term (mos)                              45                  353                         226
Loan Age (mos)                                           5                   98                          11
Current Interest Rate                                  6.000%              21.000%                     11.049%
Original Loan-to-Value                                 32.76%              106.47%                     97.07%
Current Loan-to-Value (4)                              19.74%              119.84%                     96.14%
Current Credit Score (5)                                424                  788                         570

                                                      EARLIEST             LATEST
                                                      --------             ------
Maturity Date                                        06/01/2009          02/01/2035

                                                     PERCENT OF                                  PERCENT OF
LIEN POSITION                                      MORTGAGE POOL       YEAR OF ORIGINATION      MORTGAGE POOL
                                                   -------------                                -------------

1st Lien                                                  0.00%        1997                              0.28%
2nd Lien                                                100.00%        1998                              0.25%
                                                                       2003                              0.99%
OCCUPANCY                                                              2004                             63.62%
Primary                                                  98.86%        2005                             34.86%
Investment                                                0.90%
Second Home                                               0.24%

LOAN TYPE                                                              PROPERTY TYPE
Fixed Rate                                              100.00%        Single Family Residence          83.39%
ARM                                                          0         Planned Unit Development          6.51%
                                                                       2-4 Family                        6.30%
AMORTIZATION TYPE                                                      Condo                             3.09%
Fully Amortizing                                         65.87%        Townhouse                         0.46%
Interest-Only                                             0.00%        Manufactured Housing              0.24%
Balloon                                                  34.13%


LOAN PURPOSE
Purchase                                                 76.86%
Refinance - Cashout                                      21.69%
Refinance - Rate Term                                     1.45%
Not Available                                               --

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Based on most recent credit score available. Minimum and Weighting only for loans with scores.
(5) Based on current valuation

S&D REASON

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
S&D REASON                   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
----------                   --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
Current with
Delinquent History                      86     2,702,973      0.15     0.106       572      31,430        0.97      0.96        14
Guideline Exceptions                    32     1,055,511      5.91    10.086       671      32,985       96.69     93.80        12
No Reason                              572    12,442,496     69.69    11.199       570      21,753       97.02     96.44        10
Re-Performing                           19       539,299      3.02    10.917       514      28,384      100.05     97.16        14
Seasoned Performing                      8        78,403      0.44    15.172       580       9,800       80.89     68.60        90
Sub-Performing                          41     1,036,457      5.80    11.195       524      25,279       98.11     96.10        14
                                       ---   -----------    ------    ------       ---     -------       -----     -----        --
TOTAL:                                 758   $17,855,138    100.00%   11.049%      572     $23,556       97.07%    96.14%       11
                                       ===   ===========    ======    ======       ===     =======       =====     =====        ==

DELINQUENCY STATUS

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DELINQUENCY STATUS           MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
------------------           --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
Current                                707   $16,475,131     92.27%    11.05%       576    $23,303      96.91%    96.12%        11
31 to 60                                33       859,188      4.81    11.196        523     26,036      98.29     95.89         14
61 to 90                                 6       159,797      0.89    11.684        512     26,633      99.05    101.66         13
91>=                                    12       361,022      2.02    10.586        515     30,085     100.53     95.14         15
                                       ---   -----------    ------    ------        ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%       572    $23,556      97.07%    96.14%        11
                                       ===   ===========    ======    ======        ===    =======      =====     =====         ==

ORIGINATOR

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
ORIGINATOR                   MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
----------                   --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
FREMONT                                511     9,258,407      0.52     0.114        572     18,118       0.97      0.96          9
ACOUSTIC                                36     1,489,376      8.34    10.928        581     41,372      97.01     96.97          5
MILA                                    51     1,356,414      7.60    11.266        564     26,596      98.78     97.30         13
FIRST FRANKLIN                          27     1,222,900      6.85    10.021        554     45,293      95.89     93.74         16
MICHIGAN FIDELITY
ACCEPTANCE CORP                         38     1,082,004      6.06    11.000        581     28,474      98.65     97.96         10
Other                                   95     3,446,038     19.30    10.431        576     36,274      97.56     95.16         16
                                       ---   -----------    ------    ------        ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%       572    $23,556      97.07%    96.14%        11
                                       ===   ===========    ======    ======        ===    =======      =====     =====         ==

MORTGAGE RATES

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
RANGE OF MORTGAGE RATES      MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-----------------------      --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
5.501% to 6.000%                         2       $16,008      0.09%    6.000%       504     $8,004      93.33%    93.61%        13
6.501% to 7.000%                         3        59,706      0.33     6.749        767     19,902      86.93     85.01         17
7.001% to 7.500%                         1        24,553      0.14     7.250        658     24,553      95.71     89.62         14
7.501% to 8.000%                         9       395,667      2.22     7.901        601     43,963      95.49     94.56         13
8.001% to 8.500%                         9       317,927      1.78     8.311        571     35,325      98.15     97.62         13
8.501% to 9.000%                        12       575,552      3.22     8.763        563     47,963      97.53     96.20         13
9.001% to 9.500%                        14       553,463      3.10     9.373        567     39,533      94.42     91.22         14
9.501% to 10.000%                       29     1,286,608      7.21     9.920        585     44,366      99.15     96.23         10
10.001% to 10.500%                      33     1,194,805      6.69    10.439        591     36,206      97.14     96.45         10
10.501% to 11.000%                     144     5,037,488     28.21    10.934        579     34,983      98.12     98.08          9
11.001% to 11.500%                     106     2,979,557     16.69    11.399        565     28,109      98.16     97.55         10
11.501% to 12.000%                     150     2,596,892     14.54    11.905        563     17,313      95.96     94.80         12
12.001% to 12.500%                     192     2,135,608     11.96    12.307        560     11,123      95.25     94.73         11
12.501% to 13.000%                      30       321,629      1.80    12.874        536     10,721      94.56     91.66         14
13.001% to 13.500%                      14       268,010      1.50    13.226        549     19,144      96.38     95.73         14
13.501% to 14.000%                       7        59,444      0.33    13.740        584      8,492      74.54     61.91         82
17.501% to 18.000%                       2        16,407      0.09    18.000        559      8,203      93.66     66.20         96
20.501% to 21.000%                       1        15,814      0.09    21.000        481     15,814      96.30     85.24         92
                                       ---   -----------    ------    ------        ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%       572    $23,556      97.07%    96.14%        11
                                       ===   ===========    ======    ======        ===    =======      =====     =====         ==

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 6.000% per annum to 21.000% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 11.049% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
RANGE OF                                     PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
REMAINING MONTHS              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
TO STATED MATURITY          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
------------------          --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
37 to 48                                29      $230,396      1.29%   11.814%       577     $7,945      92.39%    91.58%        12
49 to 60                                 7        38,747      0.22    12.094        541      5,535      92.60     92.07          9
73 to 84                                 1        10,108      0.06    18.000        496     10,108      92.98     76.19         98
85 to 96                                 9        84,702      0.47    15.382        586      9,411      81.92     67.23         90
97 to 108                              217     1,766,329      9.89    12.106        562      8,140      93.55     93.24         13
109 to 120                              67       652,083      3.65    11.926        558      9,733      93.89     93.64          8
157 to 168                              93     3,047,426     17.07    10.610        570     32,768      97.01     94.85         14
169 to 180                             100     3,101,480     17.37    10.876        590     31,015      97.26     96.55          7
217 to 228                              68     2,293,921     12.85    10.610        555     33,734      97.19     95.47         15
229 to 240                              45     1,089,389      6.10    10.973        579     24,209      98.85     98.60          9
337 to 348                              24     1,106,787      6.20    11.498        545     46,116      98.82     97.93         13
349 to 360                              98     4,433,769     24.83    10.908        580     45,243      98.49     98.43          8
                                       ---   -----------    ------    ------        ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%       572    $23,556      97.07%    96.14%        11
                                       ===   ===========    ======    ======        ===    =======      =====     =====         ==

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 45 months to 353 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 226 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-----------------------     --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
$50,000 or less                        681   $12,165,194     68.13%    11.221%     573      $17,864     96.43%    95.42%        11
$50,001 to $100,000                     67     4,440,553     24.87     10.764      567       66,277     98.60     97.44         10
$100,001 to $150,000                     9     1,068,378      5.98     10.334      574      118,709     97.01     97.36         11
$150,001 to $200,000                     1       181,013      1.01     10.750      605      181,013    103.01    105.22         13
                                       ---   -----------    ------     ------      ---      -------     -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572      $23,556     97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===      =======     =====     =====         ==

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,297 to approximately $181,013 and the average outstanding principal balance of the Mortgage Loans was approximately $23,556.

PRODUCT TYPES

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PRODUCT TYPES               MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-------------               --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
Balloon                                158    $6,093,578      34.13%   10.410%      578     $38,567      97.36%    95.74%        12
5 Year Fixed Loans                      36       269,143       1.51    11.854       571       7,476      92.42     91.65         12
10 Year Fixed Loans                    284     2,418,413      13.54    12.058       561       8,516      93.64     93.35         11
15 Year Fixed Loans                     70     1,231,248       6.90    11.962       573      17,589      93.74     91.83         17
20 Year Fixed Loans                     88     2,302,201      12.89    11.155       566      26,161      98.63     97.68         11
30 Year Fixed Loans                    122     5,540,556      31.03    11.026       573      45,414      98.56     98.33          9
                                       ---   -----------     ------    ------       ---     -------      -----     -----         --
TOTAL:                                 758   $17,855,138     100.00%   11.049%      572     $23,556      97.07%    96.14%        11
                                       ===   ===========     ======    ======       ===     =======      =====     =====         ==

ADJUSTMENT TYPE

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
ADJUSTMENT TYPE             MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
---------------             --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
Fixed Rate                             758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ---   -----------    ------     ------      ---       -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===       =======    =====     =====         ==

AMORTIZATION TYPE

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
AMORTIZATION TYPE           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-----------------           --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
Fully Amortizing                       600   $11,761,560     65.87%    11.380%     569      $19,603    96.91%    96.35%        11
Balloon                                158     6,093,578     34.13     10.410      578       38,567    97.36     95.74         12
                                       ---   -----------    ------     ------      ---      -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572      $23,556    97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===      =======    =====     =====         ==

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                              NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
STATE                       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-----                       --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
Alabama                                  4      $170,749       0.96%   11.391%     582      $42,687    98.69%     98.55%         9
Arizona                                 40     1,024,909       5.74    11.121      581       25,623    98.18      96.38         10
Arkansas                                 1        26,548       0.15     8.000      732       26,548    93.79      84.77         12
California                              76     4,474,312      25.06    10.736      565       58,873    97.66      96.56         11
Colorado                                25       685,257       3.84    10.964      576       27,410    95.75      94.90         14
Connecticut                             18       302,681       1.70    11.702      580       16,816    97.04      95.64         10
Delaware                                 2        29,054       0.16    11.617      606       14,527    91.87      91.71         12
Florida                                 76     1,361,362       7.62    11.452      573       17,913    96.11      93.54         11
Georgia                                 51       866,653       4.85    11.281      573       16,993    97.08      97.38          9
Hawaii                                   3        61,300       0.34    11.695      560       20,433    98.15      97.94          9
Idaho                                    6       106,985       0.60    11.511      538       17,831    98.01     102.80         11
Illinois                                53       946,756       5.30    11.199      566       17,863    96.19      96.09         10
Indiana                                 12       172,550       0.97    11.147      545       14,379    98.61      97.33         11
Iowa                                     2        69,307       0.39     9.840      575       34,654    97.94      95.76         11
Kansas                                   6       145,335       0.81    10.595      590       24,223    98.65      98.44         14
Kentucky                                 5        94,298       0.53    12.234      519       18,860    98.09      96.63         13
Louisiana                                2        50,866       0.28    10.819      560       25,433    94.85      94.74         14
Maine                                    2        42,018       0.24    10.949      526       21,009    89.88      89.79          8
Maryland                                23       765,524       4.29    10.859      591       33,284    97.91      97.64          8
Massachusetts                            9       234,688       1.31    11.374      575       26,076    97.17      97.05          8
Michigan                                34       642,867       3.60    11.015      569       18,908    97.32      97.17         10
Minnesota                               13       316,862       1.77    11.406      585       24,374    97.85      98.72         10
Mississippi                              2        86,200       0.48     9.688      514       43,100    99.09      98.94         11
Missouri                                19       334,111       1.87    11.687      567       17,585    97.27      97.29         10
Nebraska                                 1        19,568       0.11    11.240      566       19,568    99.42     109.55         14
Nevada                                  11       378,263       2.12    10.645      592       34,388    95.02      90.32         11
New Hampshire                            1        40,910       0.23    11.750      570       40,910    99.66      99.61          7
New Jersey                              12       278,484       1.56    11.696      543       23,207    97.14      96.97          9
New York                                21       476,600       2.67    11.665      583       22,695    95.45      94.45         11
North Carolina                          43       488,667       2.74    11.492      571       11,364    96.36      96.24         11
Ohio                                    23       490,603       2.75    11.208      578       21,331    98.38      98.27         11
Oklahoma                                 5        61,568       0.34    11.339      533       12,314    96.02      95.71         12
Oregon                                  18       467,791       2.62    10.487      592       25,988    98.07      97.19         15
Pennsylvania                            11        94,146       0.53    12.076      546        8,559    95.24      93.14         20
Rhode Island                             2        24,223       0.14    12.250      493       12,111    94.50      94.29          9
South Carolina                           7        99,796       0.56    11.220      541       14,257    96.54      96.63         11
Tennessee                               14       261,626       1.47     9.592      554       18,688    97.95      97.62         11
Texas                                   58       778,889       4.36    11.237      583       13,429    95.40      94.56         12
Utah                                     8       168,465       0.94    10.043      578       21,058    98.71      98.40         13
Virginia                                19       383,122       2.15    11.062      577       20,164    95.49      91.98         13
Washington                              12       188,399       1.06    10.959      579       15,700    96.14      95.80         11
West Virginia                            2        59,843       0.34    10.401      588       29,922    99.84      99.75          9
Wisconsin                                4        48,457       0.27    11.466      593       12,114    96.80      96.65         10
Wyoming                                  2        34,526       0.19    11.645      622       17,263    92.83      92.71         12
                                       ---   -----------     ------    ------      ---      -------    -----      -----         --
TOTAL:                                 758   $17,855,138     100.00%   11.049%     572      $23,556    97.07%     96.14%        11
                                       ===   ===========     ======    ======      ===      =======    =====      =====         ==

No more than approximately 1.01% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
RANGE OF ORIGINAL             NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
LOAN-TO-VALUE RATIOS        MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
--------------------        --------------  -----------      ----      ------     -----   -----------    ---        ---    --------
50.00% or less                           1       $18,971      0.11%   13.750%      509       $18,971    32.76%    19.74%        88
55.01% to 60.00%                         1         9,872      0.06    11.990       511         9,872    58.09     71.37         12
65.01% to 70.00%                         1        49,642      0.28     9.500       681        49,642    69.41     69.35         13
75.01% to 80.00%                         6        85,242      0.48     9.639       632        14,207    77.84     78.61         14
80.01% to 85.00%                        11       161,509      0.90    11.794       574        14,683    83.21     80.17         14
85.01% to 90.00%                        38       769,869      4.31    10.401       597        20,260    88.91     88.19         12
90.01% to 95.00%                       358     4,115,961     23.05    11.690       564        11,497    93.93     93.07         12
95.01% to 100.00%                      324    11,941,227     66.88    10.910       574        36,856    98.92     98.16         10
100.01% or greater                      18       702,844      3.94    10.388       557        39,047   102.68     98.67         15
                                       ---   -----------    ------    ------       ---       -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%      572       $23,556    97.07%    96.14%        11
                                       ===   ===========    ======    ======       ===       =======    =====     =====         ==

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 32.76% to 106.47%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 97.07%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 16.76%.

CURRENT LOAN-TO-VALUE RATIOS

                                                                                WEIGHTED
                                            AGGREGATE                            AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                            PRINCIPAL    PERCENT OF  WEIGHTED    CURRENT   PRINCIPAL    AVERAGE  AVERAGE    AVERAGE
RANGE OF CURRENT              NUMBER OF      BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  CURRENT   SEASONING
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS  OUTSTANDING      POOL      COUPON      SCORE   OUTSTANDING     LTV      LTV     (MONTHS)
--------------------       --------------  -----------      ----      ------      -----   -----------     ---      ---     --------
50.00% or less                          2       $28,837     0.16%      13.750%      556      $14,419    49.98%    25.43%        89
50.01% to 55.00%                        1         6,299     0.04       18.000       660        6,299    94.76     50.16         93
60.01% to 65.00%                        1        10,233     0.06       11.990         0       10,233    97.47     61.23         12
65.01% to 70.00%                        2        86,363     0.48        9.708       600       43,181    82.21     69.35         14
70.01% to 75.00%                        4        92,372     0.52       12.078       502       23,093    95.20     72.72         14
75.01% to 80.00%                        9       217,434     1.22       10.456       594       24,159    92.25     77.07         17
80.01% to 85.00%                       20       388,690     2.18       10.745       568       19,435    90.42     82.87         13
85.01% to 90.00%                       51     1,064,271     5.96       10.673       587       20,868    90.57     88.05         14
90.01% to 95.00%                      343     4,009,559    22.46       11.699       559       11,690    94.45     93.52         12
95.01% to 100.00%                     307    11,238,287    62.94       10.891       577       36,607    98.96     98.76         10
100.01% or greater                     18       712,792     3.99       10.643       543       39,600   100.76    104.81         14
                                      ---   -----------   ------       ------       ---      -------    -----     -----         --
TOTAL:                                758   $17,855,138   100.00%      11.049%      572      $23,556    97.07%    96.14%        11
                                      ===   ===========   ======       ======       ===      =======    =====     =====         ==

As of the Cut-off Date, the Current Loan-to-Value Ratios of the Mortgage Loans ranged from 19.74% to 119.84%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 100.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 96.14%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 16.76%.

LOAN PURPOSE

                                                                                WEIGHTED
                                             AGGREGATE                           AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                             PRINCIPAL    PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE  AVERAGE    AVERAGE
                               NUMBER OF      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  CURRENT   SEASONING
LOAN PURPOSE                MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING     LTV      LTV     (MONTHS)
------------                --------------  -----------      ----      ------     -----   -----------     ---      ---     --------
Purchase                               580   $13,723,496      76.86%   11.081%      567    $23,661      97.07%    95.95%        11
Refinance - Cashout                    164     3,872,093      21.69    10.906       589     23,610      96.99     96.70         11
Refinance - Rate Term                   14       259,549       1.45    11.483       586     18,539      98.25     98.04         12
                                       ---   -----------     ------    ------       ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138     100.00%   11.049%      572    $23,556      97.07%    96.14%        11
                                       ===   ===========     ======    ======       ===    =======      =====     =====         ==

PROPERTY TYPE

                                                                                WEIGHTED
                                              AGGREGATE                         AVERAGE     AVERAGE    WEIGHTED  WEIGHTED   WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED  CURRENT    PRINCIPAL    AVERAGE   AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PROPERTY TYPE                MORTGAGE LOANS  OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING     LTV       LTV     (MONTHS)
-------------                --------------  -----------     ----      ------    -----    -----------     ---       ---     --------
Single Family Residence                 653  $14,890,106      83.39%   11.086%     571      $22,803     97.20%     96.60%      11
Planned Unit Development                 29    1,162,804       6.51    10.704      581       40,097     96.47      92.98       11
2-4 Family                               48    1,125,098       6.30    11.025      561       23,440     95.53      95.21       10
Condo                                    21      552,479       3.09    10.390      609       26,309     97.31      92.17       12
Townhouse                                 2       82,039       0.46    11.318      599       41,019     99.19      99.05       11
Manufactured Housing                      5       42,612       0.24    16.366      609        8,522     98.87      93.54       90
                                        ---  -----------     ------    ------      ---      -------     -----      -----       --
TOTAL:                                  758  $17,855,138     100.00%   11.049%     572      $23,556     97.07%     96.14%      11
                                        ===  ===========     ======    ======      ===      =======     =====      =====       ==

DOCUMENTATION

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
DOCUMENTATION                MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-------------                --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
Full Documentation                     668   $14,706,707     82.37%   11.070%       571    $22,016      96.97%    96.11%        11
Stated Documentation                    42     1,520,738      8.52    10.716        590     36,208      97.52     96.59         12
Limited Documentation                   25       844,174      4.73    11.149        579     33,767      96.09     95.87         12
No Income Verification                  17       615,774      3.45    11.468        539     36,222      99.05     98.33         13
Not Available                            6       167,745      0.94    10.176        711     27,957      99.25     88.02         15
                                       ---   -----------    ------    ------        ---    -------      -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%   11.049%       572    $23,556      97.07%    96.14%        11
                                       ===   ===========    ======    ======        ===    =======      =====     =====         ==

OCCUPANCY

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
                               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
OCCUPANCY                    MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
---------                    --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
Primary                                748   $17,651,887     98.86%    11.053%     572       $23,599    97.16%    96.22%        11
Investment                               8       160,873      0.90     10.831      632        20,109    89.25     90.21         10
Second Home                              2        42,378      0.24     10.229      593        21,189    86.61     86.30         12
                                       ---   -----------    ------     ------      ---       -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===       =======    =====     =====         ==

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL    AVERAGE  AVERAGE    AVERAGE
MORTGAGE LOANS AGE              NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  CURRENT   SEASONING
(MONTHS)                     MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      LTV     (MONTHS)
--------                     --------------  -----------     ----      ------     -----   -----------     ---      ---     --------
1 - 12                                 527   $12,114,920     67.85%    11.169%     578       $22,988    97.15%    96.80%         9
13 - 24                                221     5,645,409     31.62     10.715      559        25,545    97.13     95.18         15
85 - 96                                  9        84,702      0.47     15.382      586         9,411    81.92     67.23         90
97 - 108                                 1        10,108      0.06     18.000      496        10,108    92.98     76.19         98
                                       ---   -----------    ------     ------      ---       -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===       =======    =====     =====         ==

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 11 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
ORIGINAL PREPAYMENT            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
PENALTY TERM (MONTHS)        MORTGAGE LOANS  OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
---------------------        --------------  -----------     ----      ------     -----   -----------    ---        ---    --------
None                                   758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ---   -----------    ------     ------      ---       -------    -----     -----         --
TOTAL:                                 758   $17,855,138    100.00%    11.049%     572       $23,556    97.07%    96.14%        11
                                       ===   ===========    ======     ======      ===       =======    =====     =====         ==

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 0 months.

CURRENT CREDIT SCORES

                                                                                WEIGHTED
                                              AGGREGATE                          AVERAGE    AVERAGE    WEIGHTED  WEIGHTED  WEIGHTED
                                              PRINCIPAL   PERCENT OF  WEIGHTED   CURRENT   PRINCIPAL   AVERAGE    AVERAGE   AVERAGE
RANGE OF CURRENT                NUMBER OF      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL   CURRENT  SEASONING
CREDIT SCORES                 MORTGAGE LOANS OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV        LTV    (MONTHS)
-------------                 -------------- -----------     ----      ------     -----   -----------    ---        ---    --------
Not Available                            34     $720,317      4.03%    11.143%        0    $21,186      95.91%    92.42%        12
401 to 425                                1        9,824      0.06     12.490       424      9,824      94.35     94.08         13
426 to 450                                2       11,902      0.07     11.779       436      5,951      93.79    100.80         18
451 to 475                               31      655,814      3.67     11.067       466     21,155      98.05     95.75         12
476 to 500                               68    1,480,284      8.29     11.389       488     21,769      97.25     95.12         14
501 to 525                              104    2,167,039     12.14     11.159       513     20,837      96.18     94.66         13
526 to 550                               79    1,946,122     10.90     10.968       537     24,634      97.56     97.03         11
551 to 575                               95    2,184,160     12.23     11.150       563     22,991      97.68     97.94         10
576 to 600                              111    2,593,520     14.53     11.092       587     23,365      97.31     96.71         10
601 to 625                              114    2,979,927     16.69     11.031       610     26,140      97.55     97.51          9
626 to 650                               74    1,847,884     10.35     10.989       636     24,971      96.14     95.42         10
651 to 675                               22      637,512      3.57     10.752       659     28,978      98.47     95.39         13
676 to 700                                9      221,448      1.24     10.623       687     24,605      90.81     90.58         11
701 to 725                                7      183,531      1.03     10.641       714     26,219      97.75     96.92         10
726 to 750                                4      166,078      0.93      9.044       737     41,519      97.72     94.62         16
751 to 775                                2       27,042      0.15      8.730       758     13,521      85.72     87.01         44
776 to 800                                1       22,735      0.13      6.750       794     22,735      89.40     87.11         12
                                        ---  -----------    ------     ------       ---    -------      -----     -----         --
TOTAL:                                  758  $17,855,138    100.00%    11.049%      572    $23,556      97.07%    96.14%        11
                                        ===  ===========    ======     ======       ===    =======      =====     =====         ==

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 424 to 794 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 572.